EXHIBIT 99.1
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Ambac                                      Ambac Assurance Corporation
Certificate Guaranty Insurance Policy      c/o CT Corporation Systems
                                           44 East Mifflin Street, Madison, Wisconsin 53703
                                           Administrative Office:
                                           One State Street Plaza, New York, New York 10004
                                           Telephone: (212) 668-0340

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Insured Obligations:                        Policy Number:
$178,200,000 Irwin Home Equity              AB0260BE
Loan Trust 1999-2, Home Equity
Loan-Backed Notes, Series 1999-2

                                           Premium:
                                           Calculated as set forth in the
                                           Certificate Guaranty Insurance Policy
                                           Endorsement attached hereto

Ambac Assurance Corporation (Ambac) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of (a) one (1) Business Day following notification to Ambac of Nonpayment or
(b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.



/s/ Phillip Lassiter                                  /s/ Stephen Cooke

President               [SEAL]                        Secretary


                                                      /s/ Warren K. Tong

Effective Date:   May 27, 1999                        Authorized Representative

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                  CERTIFICATE GUARANTY INSURANCE ENDORSEMENT

Attached to and forming                          Effective Date of Endorsement:
part of Policy #AB0260BE                                            May 27,1999
issued to:


Norwest Bank Minnesota, National Association, as Indenture Trustee for the Holders of Home Equity Loan-Backed Notes, Series 1999-2

     For all purposes of this Policy, the following terms shall have the following meanings:

     "Agreement" shall mean the Sale and Servicing Agreement dated as of April 30, 1999 among Bear Stearns Asset Backed Securities Inc., as Depositor, Irwin Funding Corp., as Transferor, Irwin Union Bank and Trust Company, as Master Servicer, the Irwin Home Equity Loan Trust 1999-2, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

     "Certificate Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

     "Collection Account" shall have the meaning set forth in Section 5.01 of the Agreement.

     "Deficiency Amount" means, for each Payment Date, the excess, if any, of Required Payments over the Total Available Funds for such Payment Date.

     "Due for Payment" shall mean, with respect to any Insured Amount, such amount is due and payable pursuant to the terms of the Indenture.

     "Enhancer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

     "First Payment Date" shall mean June 15, 1999.

     "Holder" shall mean the registered owner or beneficial owner of any Note.

     "Indenture" shall mean the Indenture between the Irwin Home Equity Loan Trust 1999-2, as Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee, dated as of April 30 1999.

     "Indenture Trustee" shall mean Norwest Bank Minnesota, National Association or its successor-in-interest, in its capacity as Indenture Trustee under the Indenture, or if any successor Indenture Trustee or any co-trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

     "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of May 27, 1999, among Ambac Assurance Corporation, as Enhancer, Irwin Funding Corp., as Transferor, Bear Stearns Asset Backed Securities Inc., as Depositor, Irwin Union Bank and Trust Company, as Master Servicer, Irwin Home Equity Corporation, as Originator, the Irwin Home Equity Loan Trust 1999-2, as Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee, as such Insurance Agreement may be amended, modified or supplemented from time to time.

     "Insured Amounts" shall mean, with respect to any Payment Date, the Deficiency Amount for such Payment Date.

     "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Enhancer to the Indenture Trustee in respect of Insured Amounts for such Payment Date.

     "Late Payment Rate" shall mean for any Payment Date, the greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the then applicable highest rate of interest
                ----
on the Investor Certificates. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

     "Nonpayment" shall mean, with respect to any Payment Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Indenture.

     "Notes" means, collectively, the Home Equity Loan-Backed Notes, Series 1999-2, substantially in the form set forth in Exhibit A to the Indenture.

     "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

     "Payment Date" shall mean the 15th day of any month (or if such 15th day is not a Business Day, the first Business Day immediately following) beginning with the First Payment Date.

     "Premium" shall mean the amount payable to the Enhancer on each Payment Date calculated at the Premium Percentage.

     "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

     "Reimbursement Amount" shall mean, as to any Payment Date, the sum of (x)
(i) all Insured Payments paid by the Enhancer, but for which the Enhancer has not been reimbursed prior to such Payment Date pursuant to Section 3.05(a)(v) of the Indenture, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) without duplication (i) any amounts then due and owing to the Enhancer under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate.

     "Required Payments" shall mean, (x) with respect to any Loan Group and for any Payment Date (other than the Final Insured Payment Date), the excess, if any, of (i) the sum of (a) the amount of interest accrued on the Note Balances of the related Class or Classes of Notes, at the applicable Note Rates during the related Interest Period (excluding any Interest Carry-Forward Amounts and Relief Act Shortfalls), and (b) the related Subordination Deficit minus an amount equal to the Overcollateralization Amount, if any, for the
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other Loan Group (to the extent not in excess of such Subordination Deficit)
over (ii) the related Total Available Funds for such Loan Group for such Payment Date, and (y) on the Final Insured Payment Date, the outstanding Note Balance of all Classes of Notes then outstanding, together with the amount of interest accrued on the Note Balances of such Notes, at the applicable Note Rates during the related Interest Period (excluding any Interest Carry-Forward Amounts and Relief Act Shortfalls), in each case to the extent not otherwise paid on such date.

     "Total Available Funds" shall mean, as to each Loan Group and for any Payment Date, the sum of (i) the Interest Collections and Principal Collections (excluding prepayment penalties, the the Premium, the Indenture Trustee Fee, the Owner Trustee Fee and the Servicer Fee) for the related Classes of Notes and (ii) any Excess Spread available from the other Loan Group.

     "Trust Agreement" shall mean the Trust Agreement between Bear Stearns Asset Backed Securities Inc., as Depositor and Wilmington Trust Company, as Owner Trustee, dated as of April 30,1999.

     Capitalized used herein and not otherwise defined shall have the meaning assigned to them in the Agreement, the Indenture or the Trust Agreement.

     As provided by the Policy, the Enhancer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Insured Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Enhancer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Enhancer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

     The Enhancer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Enhancer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

     The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

     A premium will be payable on this Policy on each Payment Date as provided in Section 3.05(a)(ii) of the Indenture, beginning with the first Payment Date, in an amount equal to the Premium.

     Claims arising under the Policy would be excluded from coverage by the California Insurance Guaranty Association established pursuant to the laws of California.

     THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Enhancer.

     Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

     This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York.

     IN WITNESS WHEREOF, the Enhancer has caused this endorsement to the Policy to be signed by its duly authorized officers.



/s/ Ruth Cove                          /s/ Warren Tong
--------------------                 --------------------
Assistant Secretary                  First Vice President

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                                   EXHIBIT A
                 TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                 --------------------------------------------
                              Policy No. AB0260BE

                        NOTICE OF NONPAYMENT AND DEMAND
                        FOR PAYMENT OF INSURED AMOUNTS

                                                                   Date: [   ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention: General Counsel

          Reference is made to Certificate Guaranty Insurance Policy No. AB0260BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture, as the case may be, unless the context otherwise requires.

          The Indenture Trustee hereby certifies as follows:

          1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

          2.   The relevant Payment Date is [date].

          3.   Payment on the Notes in respect of the Payment Date is due to
               be received on              under the Indenture, in an amount
                              ------------
               equal to $         .
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          4.   There is a Deficiency Amount of $           in respect of the
                                                ----------
               notes, which amount is an Insured Amount and Due for Payment pursuant to the terms of the Indenture.

          5. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date.

          6. The Indenture Trustee hereby requests the payment of the Insured Amount that is Due For Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
               Policy to:                      (Indenture Trustee's account)
                         --------------------
               number.

          7. The Indenture Trustee hereby agrees that, following receipt of the Insured Payment from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Note Account and not commingle such funds with other funds held by Trustee; and
               (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

     ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.



                                             By:
                                                 -----------------------------
                                                     Indenture Trustee


                                             Title:
                                                   ---------------------------
                                                     (Officer)